Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
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Supplement No. 2 dated November 13, 2015
to
Prospectus dated November 4, 2015
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This Supplement No. 2 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 4, 2015, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Increase in Public Offering Prices
 On November 13, 2015, we increased our public offering price to $15.20 per Class R share, $14.29 per Class RIA share, and $13.98 per Class I share from $15.07 per Class R share, $14.17 per Class RIA share, and $13.86 per Class I share. The increases in the public offering prices are effective as of our November 13, 2015 weekly closing and first applied to subscriptions received from November 6, 2015 through November 12, 2015. In accordance with our share pricing policy, the pricing committee of our board of directors determined that an increase in the public offering prices was warranted following an increase in our estimated net asset value per share to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share.